UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 20, 2003 (November 19, 2003)

ADVANCED MAGNETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	Commission File No. 0-14732	04-2742593
(State or other jurisdiction of incorporation)		(I.R.S. Employer Identification No.)

61 Mooney Street Cambridge, Massachusetts		02138
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 497-2070

Item 5.  Other Events.

On November 19, 2003, Advanced Magnetics, Inc. announced that two new members have joined the Company’s Board of Directors: Mark Skaletsky, Chairman, President and CEO of Essential Therapeutics, Inc. and Theodore I. Steinman, MD, Professor of Medicine, Harvard Medical School. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MAGNETICS, INC.

	By:	/s/ James A. Matheson
	Name:	James A. Matheson
	Title:	Vice President of Finance

Dated: November 20, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 19, 2003